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                                                                    EXHIBIT 99.5
                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                     (Re: Agreement to Enter Into Assignment
                  and Assumption of Unit Two Contract of Sale)

                  KNOW THAT, SKYLINE HOLDINGS II LLC, a Delaware limited liability company having an office c/o Boston Properties Limited Partnership, 599 Lexington Avenue, New York, New York 10022 (the "ASSIGNOR") for One ($1.00) Dollar and other good and valuable consideration paid to it by BP/CGCENTER II LLC, a Delaware limited liability company having an office c/o Boston Properties Limited Partnership, 599 Lexington Avenue, New York, New York 10022 ("ASSIGNEE") hereby assigns unto the Assignee all of its right, title and interest, as assignee, in, to and under that certain Agreement to Enter Into Assignment and Assumption of Unit Two Contract of Sale, dated as of February 6, 2001, between Dai-Ichi Life Investment Properties, Inc. ("SELLER"), as assignor, and Assignor, as assignee (the "AGREEMENT TO ENTER INTO ASSIGNMENT"), with respect to a Contract of Sale, dated November 22, 2000 between Citibank, N.A., as seller, and Dai-Ichi Life Investment Properties, Inc., as purchaser, with respect to premises known as Unit Two of Citigroup Center, New York, New York.

                  The Assignee accepts from Assignor all of Assignor's right, title and interest, as assignee, in, to and under the Agreement to Enter Into Assignment and hereby assumes the performance of all of the terms, covenants and conditions of the Agreement to Enter Into Assignment to be performed by the assignee thereunder.

                  Assignor and Assignee agree to indemnify, hold harmless, and defend (with counsel reasonably satisfactory to Seller) Seller Indemnified Parties (defined below) from and against all claims, demands, causes of action, liabilities, loss, cost, damage and expense (including reasonable attorneys' fees and disbursements), in connection with or arising from the failure of Assignor and Assignee to pay New York City Real Property Transfer Taxes and New York State Real Estate Transfer Taxes, if applicable, due in connection with this assignment of the Agreement to Enter Into Assignment or any transfer of membership interests in Assignor or Assignee.

                  SELLER INDEMNIFIED PARTIES means Seller, Citibank, N.A., any disclosed or undisclosed officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other direct or indirect affiliate of Seller or Citibank, N.A., or any officer, director, employee, trustee, shareholder, partner or principal of any such shareholder, partner, principal, parent, subsidiary or other direct or indirect affiliate or any advisor or consultant of any of the foregoing.

                  This Assignment and Assumption Agreement may be signed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.
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                  IN WITNESS WHEREOF, the Assignor and Assignee have duly
executed this Assignment by their respective duly authorized representatives as of the 25th day of April, 2001.

                                                 SKYLINE HOLDINGS II LLC, a
                                                 Delaware limited liability
                                                 company

                                                 By: /s/ ROBERT E. SELSAM
                                                     ---------------------------
                                                     Robert E. Selsam
                                                     Authorized Signatory

                                                 BP/CGCENTER II LLC, a Delaware
                                                 limited liability company

                                                 By: /s/ ROBERT E. SELSAM
                                                     ---------------------------
                                                     Robert E. Selsam
                                                     Vice President

AGREED TO AND ACCEPTED BY:

DAI-ICHI LIFE INVESTMENT PROPERTIES, INC.

By: /s/ HITOSHI YAMAUCHI
    ------------------------
Name:  Hitoshi Yamauchi
Title: Senior Vice President

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